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                                                                    EXHIBIT 10.1

                              CONSULTING AGREEMENT

      This CONSULTING AGREEMENT (this "Agreement") dated as of September 9, 2005 and effective as of August 9, 2005 (the "Effective Date"), by and between Xenonics Holdings, Inc., a Nevada corporation having its principal offices at 2236 Rutherford Road, Suite 123, Carlsbad, California 92008-7297 (the "Company"), and Patriot Associates LLC, a New York limited liability company having its principal offices at 111 E. 56th Street, New York, New York 10022 (the "Consultant").

                              W I T N E S S E T H

      WHEREAS, the Company designs, manufactures and markets high-end, high-intensity portable illumination products, including lightweight, long range, ultra-high intensity illumination products used in a wide variety of applications by the military, law enforcement, security, search and rescue, and in other commercial markets;

      WHEREAS, Consultant has significant knowledge regarding the marketing, positioning, sales strategies and sales processes of products in foreign markets;

      WHEREAS, the Company wishes to memorialize the contract with Consultant to provide marketing advice and perform related consulting services within its area of expertise as an independent contractor on behalf of the Company;

      WHEREAS, the Board of Directors of the Company was briefed on the discussions with Consultant on August 5, 2005, and the terms of the engagement of Consultant were discussed on August 7, 2005, by a representative of the Company and a representative of Consultant, and such representatives reached an agreement in principle;

      WHEREAS, the Executive Committee of the Board of Directors of the Company was briefed on the agreement in principle and unanimously approved the terms of Consultant's engagement on August 8, 2005;

      WHEREAS, the Company, through its President, Richard Naughton, and the Consultant, through its representative William White, orally agreed to substantially all of the terms and conditions set forth herein on the Effective Date, and at the time of such oral agreement the fair market value of the Company's common stock, par value $0.001 per share (the "Common Shares"), as reported by the American Stock Exchange, was $1.76 per share;

      WHEREAS, the Company previously informed the Consultant that the Board of Directors of the Company generally approved the terms and conditions of this Agreement as of the Effective Date, subject to the preparation of definitive documentation to be presented to the Board of Directors for formal approval; and

      WHEREAS, the Board of Directors of the Company granted such approval on September 1, 2005.

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      NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Consultant does hereby agree with the Company as follows:

      1. Scope of Work. Consultant shall perform the services described in the Work Specification set forth on Appendix 1, which is attached hereto and incorporated herein by reference (hereinafter, the "Services").

      2. Compensation. The Company shall pay Consultant in accordance with the payment schedule set forth on Appendix 2, which is attached hereto and incorporated herein by reference (hereinafter, the "Compensation") until this Agreement is terminated.

      3. Confidential Information.

      (a) Except as required by law, Consultant shall not, at any time, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information (defined hereinafter) relating to or arising from the Services, the terms or existence of this Agreement, or the present, past or prospective business of the Company to any third party without the prior consent of the Company.

      (b) "Confidential Information" means confidential, non-public, secret or proprietary information which is disclosed to or learned by Consultant in performing the Services at any time during the term of this Agreement, including, without limitation, inventions, discoveries, trade secrets and know-how; computer software code, designs, routines, algorithms and structures; product information; research and development information; lists of clients, prospective clients and other information relating thereto; financial data and information; business plans and processes; and any other information of the Company that the Company informs Consultant, or that Consultant should know by virtue of its position, is non-public or is otherwise to be kept confidential; provided, however that "Confidential Information" shall not include information which: (i) was generally available at the time of disclosure to Consultant or becomes generally publicly available to the public thereafter, other than as a result of disclosure by Consultant, (ii) Consultant can demonstrate was in Consultant's possession or was available to Consultant on a non-confidential basis, prior to its engagement by the Company, or (iii) becomes available to Consultant from a third party who is under no obligation to maintain the confidentiality of such information.

      (c) The confidentiality terms of this Agreement shall be in effect during the entire term of this Agreement and shall remain in full force thereafter.

      (d) Consultant agrees that all such Confidential Information, in whatever form, (including all copies thereof) that come into Consultant's possession or control, whether prepared by Consultant or others: (i) is the property of the Company, (ii) will not be used by Consultant in any way except in the performance of the Services, and (iii) upon the request of the Company at the termination of this Agreement, will be left with, or forthwith returned by Consultant to, the Company.

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      4. Export Controls. Each party represents and warrants that, in carrying out the terms and provisions of this Agreement, it shall comply with all export control requirements and restrictions imposed under U.S. law or regulation applicable to the transfer or sale of the Company's products, including, but not limited to, such requirements or restrictions arising under the U.S. Export Administration Regulations and the International Traffic in Arms Regulations. As between the parties, the Company shall bear the sole responsibility for obtaining, and shall use reasonable efforts to obtain, all appropriate export classifications, licenses and authorizations required to consummate or perform any orders, deliveries or contracts secured under this Agreement.

      5. Term and Termination.

      (a) Except as set forth in Paragraph (b) of this Section 5, this Agreement shall commence on the date hereof and shall continue for an initial period of two (2) years (the "Term"). Notwithstanding the foregoing, the Agreement may be terminated prior to the end of the Term as follows: (i) the Company or the Consultant may terminate this Agreement (subject to paragraph (b)) at any time after the first ten (10) months of the term of this Agreement and upon not less than sixty (60) days written notice to the other party; and (ii) in the event either party fails to cure a breach of this Agreement within ten (10) days after receiving written notice thereof (any such event hereinafter, "Cause"), then the non-breaching party may immediately terminate this Agreement upon written notice to the other party.

      (b) Notwithstanding the foregoing, in the event of a termination of this Agreement, the provisions of this Section 5(b) and Section 3 shall not terminate but instead shall survive termination of the Agreement.

      6. Representations and Warranties. (a) Each of the Company and the Consultant hereto severally, as to itself only, and not jointly, hereby represents and warrants to the other that:

            (i) such party is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the full right, power and corporate or limited liability company authority to execute, deliver and perform this Agreement and to bind all persons or entities, if any, for which it is acting pursuant to this Agreement;

            (ii) this Agreement has been duly authorized, executed and delivered by or on behalf of such party and constitutes a legal, valid and binding obligation of such party and all persons or entities, if any, for which such party is acting, enforceable against such party, and all such persons or entities, if any, for which it is acting, in accordance with its terms except:
(i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as enforceability may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies;

            (iii) no consent, approval, authorization or order of any person is required for the execution, delivery or performance of this Agreement by such party or any such persons or entities, if any, for which it is acting; and

                                       3
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            (iv) neither the execution, delivery nor performance of its obligations under this Agreement by such party or any such persons or entities, if any, for which it is acting will: (i) conflict with, or result in a breach of, or constitute a default under, or result in a violation of, any organizational document of such party (if applicable) or any material agreement or instrument to which such party or any such persons or entities, if any, for which it is acting is a party or by which such party or any such persons or entities, if any, for which it is acting or their property is bound, or (ii) result in the violation of any applicable law or order, judgment, writ, injunction, decree or award of any governmental authority, except for such violations which could not have a material adverse effect on the party's ability to consummate the transactions contemplated hereby.

      (b) The Company hereby represents and warrants to the Consultant that:

            (i) the Common Shares to be issued and delivered to the Consultant pursuant to the terms of this Agreement, including, but not limited to, any Common Shares issuable upon exercise of the Warrant and the Additional Warrant,
(A) are (or upon issuance shall be) duly authorized and validly issued, (B) ) are (or upon issuance shall be) fully paid and nonassessable and free of preemptive and other similar rights and (C) were (or upon issuance will be) issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and otherwise in compliance with all applicable state and federal laws concerning the issuance of securities;

            (ii) the Company has duly authorized and reserved and will continue at all times to reserve, solely for the purpose of issuance upon exercise of the Warrants and any Additional Warrants to be issued and delivered to the Consultant pursuant to the terms of this Agreement a number of shares of Common Shares sufficient to provide for the issuance of Common Shares upon the exercise of such warrants (the "Warrant Shares");

      (c) The Consultant hereby represents and warrants to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and was not organized for the specific purpose of acquiring the Common Shares or the Warrant Shares. The Consultant has (i) such business and financial knowledge and experience so as to be capable of evaluating the merits and risks of its ownership of the Common Shares and the Warrant Shares and (ii) the ability to bear the economic risk of its investment in the Company for an indefinite amount of time. In addition the Consultant understands that the Common Share and the Warrant Shares have not been registered under the Securities Act or under any state securities laws, and are being issued in reliance upon federal and state exemptions for transactions not involving any public offering and the Common Shares or Warrant Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from such registration available under the Securities Act.

      7. Independent Contractor. This Agreement does not constitute Consultant as agent, employee, legal representative, joint venturer or partner of the Company for any reason whatsoever and neither party is authorized to act on behalf of the other party. Consultant and the Company each represent, warrant and agree that the Services to be performed by Consultant are professional in nature, require substantial expertise and are to be performed in a manner and on a timetable to be determined by Consultant, consistent with its obligations hereunder, and using Consultant's own equipment and materials.

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      8. Waiver. Any waiver by the Company or by Consultant of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof.

      9. Severability; Reformation. In case any one or more of the provisions or parts of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; and this Agreement shall, to the fullest extent lawful, be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part reformed so that it would be valid, legal and enforceable to the maximum extent possible. Without limiting the foregoing, if any provision (or part of provision) contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the fullest extent compatible with then existing applicable law.

      10. Survival of Obligations. Consultant's obligations under this Agreement shall survive the termination of this Agreement, regardless of the manner of such termination.

      11. Amendments; Assignments. This Agreement may be amended, modified or assigned in whole or in part, only by an instrument in writing signed by both parties hereto.

      12. Notices. Any notices or other communications required hereunder shall be in writing and shall be deemed given when delivered in person, or upon receipt of confirmation of facsimile or E-mail transmission, or when mailed, by certified or registered first-class mail, postage prepaid, return receipt requested, addressed, to such entity at their principal offices identified on the first page of this Agreement; or to such other addresses as either party shall have notified the others in accordance with the provisions of this Section 12.

      13. No Warranties. Consultant makes no assurances or warranties regarding the outcome of any matters, nor the amount or likelihood of any contracts or orders resulting from the undertakings described in Section 1.

      14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and both of which shall be deemed a single agreement.

      15. Governing Law. This Agreement shall be subject to the provisions of the Procurement Integrity Act, The Lobby Disclosure Act of 1995, the Armed Services Procurement Act of 1947, the Defense Procurement Improvement Act of 1985 and all other applicable United States laws and regulations governing contacts and conduct with the United States Congress and covered Executive Branch Officials; and shall be subject to the laws of the STATE OF NEW YORK.

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      16. No Violation of Third Party Agreements. Consultant hereby represents and warrants that Consultant is not currently employed or retained on an independent contractor basis by any other person, which would conflict with the Services or the other terms of this Agreement, and Consultant's execution and delivery of this Agreement and performance of its obligations hereunder do not, and will not, violate the terms of any other contract, agreement or arrangement, whether written or oral, to which Consultant is a party or otherwise subject, including, without limitation, any agreement between Consultant and a former employer or client.

      17. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

                            [Signature Page Follows]

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      EXECUTED as an instrument under seal as of the date first above written.

                                           XENONICS HOLDINGS, INC.

                                           By: /s/ Richard J. Naughton
                                               --------------------------------
                                               Name: Richard J. Naughton
                                               Title:  Chief Executive Officer
                                               Fax No.:___________________

                                           Consultant:

                                           PATRIOT ASSOCIATES LLC

                                           By: /s/ Michael Stern
                                               --------------------------------
                                               Name: Michael Stern
                                               Title:   Senior Managing Partner
                                               Fax No.:______________________

                                           By: /s/ Bill White
                                               --------------------------------
                                               Name: Bill White
                                               Title:   Senior Partner
                                               Fax No.:______________________

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                                   APPENDIX 1

                               WORK SPECIFICATION

      Consultant will provide the Company advice relating to the marketing of its products and consulting services relating to the development of domestic and non-domestic sales and marketing strategies for the Company's products in the United States and in foreign countries including, without limitation, its portable illumination products. In rendering these services, Consultant shall not use any improper influence, as that term is defined in the Federal Acquisition Regulations Section 3.401, and shall otherwise comply with all applicable laws and regulations.

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                                   APPENDIX 2

                                  COMPENSATION

      Simultaneously with the execution of this Agreement, the Company shall issue to the Consultant (a) 62,500 shares of the Company's common stock, par value $0.001 per share (such shares shall be issued subject to, and in accordance with, applicable laws, and simultaneously with such issuance, the Company and the Consultant shall enter into a Registration Rights Agreement substantially in form of Exhibit 1 attached hereto) (the "Common Shares") and
(b) warrants to purchase 437,500 Common Shares at US$2.00 per share (which is the fair market value of a Common Share as of the date of this Agreement), such warrants to vest immediately, be exercisable over a five year period and issued substantially in the form of warrant attached hereto as Exhibit 2 (the "Warrants"). The parties agree that the Company shall evaluate the performance of Consultant semi-annually and determine whether any bonus compensation is appropriate to be paid to Consultant hereunder.

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                                    EXHIBIT 1

                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT 2

                                 FORM OF WARRANT